UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) November 22, 2006

                          NATIONAL R.V. HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                      001-12085                 33-0371079
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(State or other jurisdiction    (Commission File No.)      (I.R.S. Employer
of incorporation)                                          Identification No.)

                            3411 N. PERRIS BOULEVARD
                            PERRIS, CALIFORNIA 92571
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              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (951) 943-6007
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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 22, 2006, National R.V. Holdings, Inc. (the "Company") executed a Purchase and Sale Agreement (the "Agreement") with Warrior Holdings, Inc., the owner of Weekend Warrior Trailers, Inc. (the "Buyer"). Subject to the terms and conditions of the Agreement, the Company agreed to sell its Perris, California real property (the "Property") to the Buyer for a purchase price of $33.5 million. At the closing contemplated by the Agreement, the Company will enter into a triple-net lease for the Property for an initial term of ten years with two five-year renewal options. The lease will provide for approximately $2.7 million in annual lease payments, increasing 3% annually. The Agreement provides for customary closing conditions, including execution of a definitive lease agreement reflecting the above terms, receipt of an acceptable title policy on the Property, approval by the Company's Board of Directors and satisfactory due diligence by the Buyer during a review period expiring December 18, 2006. Subject to the satisfaction of the closing conditions specified in the Agreement, the closing of the transactions contemplated by the Agreement are scheduled to occur on or about December 21, 2006. Pursuant to the Agreement, the Buyer agreed to place a $1.5 million deposit into escrow within two days of executing the Agreement and an additional $1.5 million upon the expiration of the due diligence review period. A copy of the Company's press release dated November 22, 2006 announcing the execution of the Agreement is filed as Exhibit
99.1 hereto.


ITEM 9.01(C).  FINANCIAL STATEMENTS AND EXHIBITS

99.1     Press release of the Company dated November 22, 2006.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                 NATIONAL R.V. HOLDINGS, INC.



                                 By:          /s/ Thomas J. Martini
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                                                  Thomas J. Martini
                                                 Chief Financial Officer



Date:  November 22, 2006


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